Trade and other payables	12 Months Ended
Jun. 30, 2022
Trade and other payables
Trade and other payables

27 Trade and other payables

	As at June 30,
	2021	2022
	RMB’000	RMB’000
Trade payables	624,688	649,415
Payroll payable	63,621	68,969
Accrued expenses	155,698	264,905
Other taxes payable	20,633	52,078
Deposits	1,833,516	1,875,380
Amounts due to related parties (Note 37(c))	7,490	13,710
Others	103,536	148,534
	2,809,182	3,072,991

Information about the Group’s exposure to currency and liquidity risks is included in Note 34.

The credit period granted by suppliers is 30 to 60 days.

Deposits received from suppliers, distributors and franchisees may be repayable to suppliers, distributors and franchisees after more than one year. All of the other trade payables, other payables, accruals and amounts due to related parties or franchisees are expected to be settled within one year or are repayable on demand.